SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
December 1, 2021

Loyalty Ventures Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40776	87-1353472
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7500 DALLAS PARKWAY, SUITE 700
PLANO, Texas 75024
(Address and Zip Code of Principal Executive Offices)

(972) 338-5170
(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	LYLT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 1.01.  Entry into a Material Definitive Agreement.

On December 6, 2021, Alliance Data Systems Corporation (“ADS”) and Loyalty Ventures Inc. (“Loyalty Ventures”) amended the Employee Matters Agreement (described in additional detail in Item 5.02 of this Current Report on Form 8-K).  A copy of this amendment is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements Related to the Separation of Loyalty Ventures from ADS

On November 5, 2021 (the “Distribution Date”), after the Nasdaq Global Select Market closing, the separation of Loyalty Ventures from ADS was completed (the “Separation”). In connection with the Separation, Loyalty Ventures entered into several agreements with ADS, including on November 5, 2021, an Employee Matters Agreement.

Employee Matters Agreement

The Employee Matters Agreement governs each of ADS and Loyalty Ventures’ respective compensation and benefit obligations with respect to current and former employees, directors and consultants. The Employee Matters Agreement sets forth general principles relating to employee matters in connection with the Separation, such as the assignment of employees, the assumption and retention of liabilities and related assets, expense reimbursements, workers’ compensation, leaves of absence, the provision of comparable benefits, employee service credit, the sharing of employee information and duplication or acceleration of benefits.

The Employee Matters Agreement set forth the treatment of any outstanding equity awards. Specifically, in connection with the Separation, outstanding ADS equity awards held by individuals who are then-currently employed by or otherwise providing services to Loyalty Ventures, or whose employment or engagement will be transferred to or will commence with Loyalty Ventures in connection with the Separation, will to the extent granted less than one year prior to the Distribution Date be forfeited and, as soon as reasonably practicable following the Distribution be replaced with a combination of new equity and cash awards and a cash payment, in each case in accordance with the terms of the Employee Matters Agreement in a manner intended to equitably preserve the overall intrinsic value of the ADS equity awards by taking into account the relative value of ADS common stock before the Distribution and the value of Loyalty Ventures common stock after the Distribution.

On December 1, 2021, Loyalty Ventures granted the replacement cash awards pursuant to the terms of the Employee Matters Agreement and the Loyalty Ventures 2021 Omnibus Incentive Plan, which was registered with the Securities and Exchange Commission on Form S-8 on November 9, 2021. The amount of such replacement cash awards for each of Loyalty Ventures’ President and Chief Executive Officer, Chief Financial Officer, and each other Named Executive Officer is as listed below.

Charles L. Horn, President and Chief Executive Officer
None
John J. Chesnut, Chief Financial Officer
$304,499 (vesting 33/33/34% on February 16, 2022, 2023 and 2024); and
$182,699 (vesting 100% on February 16, 2024)
Blair F. Cameron, AIR MILES® Reward Program President
$473,694 (vesting 33/33/34% on February 16, 2022, 2023 and 2024, with pro rata accelerated vesting to provide for tax payments required at time of grant); and
$284,210 (vesting 100% on February 16, 2024, with accelerated vesting to provide for tax payments required at time of grant)
Claudia Mennen, Brand Loyalty Chief Executive Officer
$394,979 (vesting 33/33/34% on February 16, 2022, 2023 and 2024); and
$236,981 (vesting 100% on February 16, 2024)

Each vesting date listed above is also subject to continued employment by Loyalty Ventures or a subsidiary thereof of the participant on such date.

On December 7, 2021, Loyalty Ventures granted the replacement equity awards pursuant to the terms of the amended Employee Matters Agreement and the Loyalty Ventures 2021 Omnibus Incentive Plan, which was registered with the Securities and Exchange Commission on Form S-8 on November 9, 2021. The amount of such replacement equity awards for each of Loyalty Ventures’ President and Chief Executive Officer, Chief Financial Officer, and each other Named Executive Officer is as listed below.

Charles L. Horn, President and Chief Executive Officer
None
John J. Chesnut, Chief Financial Officer
8,157 TBRSUs (vesting 33/33/34% on February 16, 2022, 2023 and 2024); and
4,894 TBRSUs (vesting 100% on February 16, 2024)
Blair F. Cameron, AIR MILES® Reward Program President
12,688 TBRSUs (vesting 33/33/34% on February 16, 2022, 2023 and 2024); and
7,612 TBRSUs (vesting 100% on February 16, 2024)
Claudia Mennen, Brand Loyalty Chief Executive Officer
10,580 TBRSUs (vesting 33/33/34% on February 16, 2022, 2023 and 2024); and
6,347 TBRSUs (vesting 100% on February 16, 2024)

Each vesting date listed above is also subject to continued employment by Loyalty Ventures or a subsidiary thereof of the participant on such date.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Document Description

10.1	Form of Time-Based Cash Award Agreement under the Loyalty Ventures Inc. 2021 Omnibus Incentive Plan.

10.2	First Amendment to Employee Matters Agreement, dated as of December 6, 2021, by and between Alliance Data Systems Corporation and Loyalty Ventures Inc.

10.3	Form of Time-Based Restricted Stock Unit Award Agreement under the Loyalty Ventures Inc. 2021 Omnibus Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loyalty Ventures Inc.

Date: December 7, 2021	By:	/s/ Cynthia L. Hageman
Cynthia L. Hageman
Executive Vice President, General Counsel and Secretary